Citi Fund Services

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

January 27, 2016

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	ProShares Trust (the “Trust”)

File Nos. 333-89822 and 811-21114

Dear Ladies and Gentlemen:

The interactive data file included as an exhibit to this filing relates to the prospectus for the Trust that was filed with the Securities and Exchange Commission pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on January 15, 2015 (Accession No. 0001193125-16-431080), which is incorporated herein by reference. The interactive data file updates data for one series of the Trust, ProShares Russell 2000 Dividend Growers ETF, as no information relating to other series of the Trust was revised in that filing.

Please feel free to contact me at (617) 824-1381 with any questions concerning this filing.

Sincerely,

/s/ Jennifer A. English
Jennifer A. English
Senior Vice President